UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
Form 8-K
______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 14, 2013
_______________________
AVIAT NETWORKS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-33278	20-5961564
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)
Address of principal executive offices: 5200 Great America Parkway, Santa Clara, CA 95054
Registrant’s telephone number, including area code: 408-567-7000
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE

EX-99.1

Item 2.02 Results of Operations and Financial Condition

On January 14, 2013, Aviat Networks, Inc. (“Aviat Networks”) issued a press release providing an update on the outlook for the second quarter of fiscal year 2013 that had been publicly announced by management in a press release dated November 1, 2012. The full text of the January 14, 2013 press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is furnished herewith:
99.1     Press Release, issued by Aviat Networks, Inc. on January 14, 2013.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIAT NETWORKS, INC.

January 14, 2013	By:	/s/ Edward J. Hayes, Jr.
		Name:	Edward J. Hayes, Jr.
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No. Under Regulation S-K, Item 601	Description

99.1	Press Release, issued by Aviat Networks, Inc. on January 14, 2013